                                                                   Exhibit 10.55

                         OUTSOURCE INTERNATIONAL, INC.


                                 THIRD AMENDMENT
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         This Third Amendment (this "Third Amendment"), dated as of October 1, 1999, among (a) OUTSOURCE INTERNATIONAL, INC. (the "Borrower"), (b) CAPITAL STAFFING FUND, INC.; (c) OUTSOURCE FRANCHISING, INC.; (d) SYNADYNE I, INC.; (e) SYNADYNE II, INC.; (f) SYNADYNE III, INC.; (g) SYNADYNE IV, INC.; (h) SYNADYNE V, INC.; (i) EMPLOYEES INSURANCE SERVICES, INC.; (j) OUTSOURCE INTERNATIONAL OF AMERICA, INC.; (k) MASS STAFF, INC.; (l) STAFF ALL, INC.; (m) OUTSOURCE OF NEVADA, INC.; (n) EMPLOYMENT CONSULTANTS, INC.; (o) X-TRA HELP, INC.; (p) CO-STAFF, INC.; (q) GUARDIAN EMPLOYER EAST, LLC; (r) GUARDIAN EMPLOYER WEST, LLC; (s) each of the banks party to the Credit Agreement hereinafter referred to (collectively, the "Banks") and (t) BANKBOSTON, N.A., as agent for the Banks (the "Agent"), pursuant to that certain Third Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), dated as of July 27, 1998, among the Borrower, the Banks and the Agent. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, (i) the Borrower and (ii) each Subsidiary of the Borrower party to a Subsidiary Guarantee and whose name appears on the signature page hereof (a "Guarantor") have requested that the Banks and the Agent agree to amend the terms of the Credit Agreement in certain respects; and

         WHEREAS, the Banks and the Agent are willing to amend the terms of the Credit Agreement in such respects, upon the terms and subject to the conditions contained herein; and

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         ss.1. AMENDMENT TO DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "L/C Commitment" set forth therein and substituting in lieu thereof the following new definition:

                  "L/C COMMITMENT: An amount equal to $6,359,871, as reduced automatically from time to time as the amount of L/C Obligations is reduced."

         (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Letter of Credit" set forth therein and substituting in lieu thereof the following new definition:

                  "LETTER OF CREDIT: Collectively, all letters of credit issued, extended or renewed hereunder."

         (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the words "July 27, 2003" appearing in the definition of "Termination Date", and substituting in lieu thereof the words "December 31, 1999."

         (d) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions therein in the correct alphabetical sequence:

                  "CASH BUDGET. The cash flow forecast dated September 2, 1999, delivered to the Agent and the Banks, detailing the Borrower and its Subsidiaries weekly projected cash flows and debt levels through December 31, 1999."

                  "L/C PERCENTAGE. Three percent (3%) per annum."

                  "MAXIMUM COMMITMENT. An amount equal to $22,000,000."

                  "OUTSOURCE FUNDING CREDIT AGREEMENT. The Revolving Credit Agreement, dated as of October 1, 1999, among OutSource Funding Corporation, as borrower, each of the lending institutions party thereto, as banks, and BankBoston, N.A., as agent, as the same shall be amended, restated, modified, extended, renewed or replaced."

                  "SPECIFIED DATE: The earliest to occur of (a) the Termination Date, (b) the date of any acceleration of the Obligations, and
                  (c) the date on which all Obligations are paid in full and the Banks have no further commitment to extend credit under this Agreement."

                  "SPECIFIED PERCENTAGE: (a) During the month of October, 1999, two and one-half percent (2 1/2%), (b) during the month of November, 1999, four percent (4%), and (c) from and after December 1, 1999, five percent (5%)."

         ss.2. REVOLVING CREDIT COMMITMENTS. Section 2.1 of the Credit Agreement is hereby amended by deleting clause (i) therein in its entirety and substituting in lieu thereof the following new clause (i):

                  "(i) the aggregate borrowings outstanding hereunder at any one time (giving effect to all Revolving Credit Loans and Swingline Loans but excluding all L/C Obligations at such time) shall not exceed the Maximum Commitment," ss.3. DESIGNATION OF INTEREST RATES; EURODOLLAR INTEREST PERIODS. The
Credit Agreement is hereby further amended by deleting Section 2.2 thereof in its entirety.

         ss.4. INTEREST RATES AND PAYMENT DATES. The Credit Agreement is hereby further amended by deleting Section 2.3 thereof in its entirety and substituting in lieu thereof the following new Section 2.3:

                  "2.3. INTEREST RATES AND PAYMENT DATES.

                           (a) Each Loan shall bear interest for so long as it
                  is outstanding and unpaid at the rate per annum equal to the Alternate Base Rate plus the Specified Percentage. Notwithstanding anything to the contrary contained herein, including, without limitation Section 2.4 hereof, the Borrower agrees that it shall not be permitted to request that Loans bear interest determined by reference to the Eurodollar Base Rate.

                           (b) During the continuance of an Event of Default,
                  (i) the principal and interest on the Loans shall bear interest at a rate per annum (the "Default Rate") which is equal to (A) until December 31, 1999, the rate that would otherwise be applicable thereto PLUS two percent (2%) and (B) at all times thereafter, seven percent (7%) above the Alternate Base Rate as in effect from time to time and (ii) the rate at which L/C Fees are determined shall be calculated at the Default Rate.

                           (c) Interest shall be payable in arrears on each
                  Interest Payment Date; PROVIDED, HOWEVER, interest accruing at the Default Rate pursuant to subsection 2.3(b) shall be payable on receipt of written demand; PROVIDED, FURTHER, interest in excess of two percent (2%) per annum above the Alternate Base Rate as in effect from time to time shall be deferred until the Specified Date.

                           (d) In the event the total amount of any payment of
                  principal or interest or amounts due in respect of any Reimbursement Obligation or of any fee required to be paid under this Agreement is not received by the Agent or the Issuing Bank, as the case may be, within ten (10) days following the due date of such payment, the Borrower shall, in addition to and together with such payment, pay to the Agent or the Issuing Bank, as the case may be, a late charge equal to five percent (5%) of the total amount of such payment or amount due; PROVIDED, such late charge shall not be payable in respect of any overdue payment in the event the Borrower was entitled to an advance in the amount of such payment under the provisions of subsection 2.1 at the time such payment became due, the Borrower duly requested such advance in compliance with the requirements of this Agreement, and the Banks failed to provide such advance without cause; PROVIDED, FURTHER, such late charge shall not be payable prior to the Specified Date in respect of any deferred interest payment pursuant to subsection 2.3(c). The Borrower authorizes the Agent to debit any of the accounts of the Borrower or its Subsidiaries at or assigned to the Agent on or after the due date of any such payment and a late charge shall not be payable to the extent the balances in such accounts are sufficient on the due date to meet such payment."

         ss.5. CONVERSION AND CONTINUATION OPTIONS. The Credit Agreement is hereby further amended by deleting Section 2.5 thereof in its entirety.

         ss.6. MINIMUM AMOUNTS AND MAXIMUM NUMBER OF TRANCHES. The Credit Agreement is hereby further amended by deleting Section 2.6 thereof in its entirety.

         ss.7. COMMITMENT FEE. Section 2.8(a) of the Credit Agreement is hereby amended by (i) deleting the words "Available Revolving Credit Commitment" therein and substituting in lieu thereof the words "Maximum Commitment" and (ii) deleting the words "percentage rate per annum set forth opposite the applicable Consolidated Indebtedness to Consolidated EBITDA Ratio in the Pricing Grid" therein and substituting in lieu thereof the words "one half of one percent (0.50%) per annum."

         ss.8. AGENT'S FEE. The Credit Agreement is hereby further amended by deleting the first sentence of Section 2.8(b) thereof in its entirety and substituting in lieu thereof the following new first sentence of Section 2.8(b):

                  "(b) The Borrower shall pay to the Agent monthly in advance, for the Agent's own account, on October 1, 1999 and on the first day of each month thereafter, an Agent's fee in the amount of $1,667 per month."

         ss.9. PREPAYMENTS. Section 2.10 of the Credit Agreement is hereby amended by (i) deleting the word "Optional" n the heading therein and (ii) inserting immediately before the first sentence therein the following new sentence:

                  "If at any time the Aggregate Outstanding Extensions of Credit of all of the Banks exceeds the Maximum Commitment plus the L/C Commitment the Borrower shall immediately pay the amount of such excess to the Agent for the respective account of the Banks."

         ss.10. L/C COMMITMENT. The Credit Agreement is hereby further amended by deleting Section 3.1(a) thereof in its entirety and substituting in lieu thereof the following new Section 3.1(a):

                  "(a) The Issuing Bank shall have no obligation to issue any new Letter of Credit or to extend or renew any existing Letter of Credit."

         ss.11. LETTER OF CREDIT FEES. The Credit Agreement is hereby further amended by deleting Section 3.3 thereof in its entirety and substituting in lieu thereof the following new Section 3.3:

                  "3.3 FEES, COMMISSION AND OTHER CHARGES.

                           (a) After issuance of a Letter of Credit, the
                  Borrower shall pay to the Agent a letter of credit fee (the "L/C Fee") at the end of each month, in arrears, in an amount equal to the product of (i) the face amount of such Letter of Credit, times (ii) the L/C Percentage, times (iii) the term of such Letter of Credit, expressed as a fraction equal to the number of days of such term divided by three hundred sixty
                  (360). Notwithstanding the foregoing, the L/C Fees and additional fees required to be paid pursuant to this subsection 3.3(a) in excess of 2% per annum shall be deferred until the Specified Date.

                           (b) The Agent shall, promptly following its receipt
                  thereof, distribute to the Issuing Bank and the L/C Participants all fees and commissions received by the Agent for their respective accounts pursuant to this subsection."

         ss.12. FINANCIAL CONDITION COVENANTS. The Credit Agreement is hereby further amended by deleting Section 7.1 thereof in its entirety:

         ss.13. ADDITIONAL EVENTS OF DEFAULT. Section 8 of the Credit Agreement is hereby amended by (i) deleting the period occurring at the end of clause (m) therein and substituting in lieu thereof the text "; or" and (ii) inserting the following new clause (n), (o), (p), (q), and (r):

                           "(n) A default or event of default (or any similar
                  event as defined in the Receivables Securitization Transaction documents) shall have occurred and be continuing under any Receivables Securitization Transaction document; or

                           (o) A "default" or "event of default" (as such terms
                  are defined in the OutSource Funding Credit Agreement) shall have occurred and be continuing under the OutSource Funding Credit Agreement; or

                           (p) The Borrower shall default in the observance or
                  performance of any covenant contained in ss.19 of the Third Amendment; or

                           (q) Five (5) Business Days following any date on or
                  after October 15, 1999 on which the Agent has given written notice to the Borrower that the Banks, in their sole discretion, have declared an Event of Default hereunder; or

                           (r) On or at any time after October 1, 1999, the
                  Banks are not satisfied in their sole discretion in all respects with the status of the business, assets, liabilities (actual or contingent), historical and projected revenues and cash flows, operations, material relationships, condition (financial or otherwise) and prospects of the Borrower and its Subsidiaries."

         ss.14. CERTAIN CROSS DEFAULTS. Section 8 of the Credit Agreement is hereby further amended by (i) deleting the text "; or" occurring at the end of clause (f) therein and (ii) inserting the following new language:

                  ; PROVIDED, HOWEVER, any event of default under any Subordinated Indebtedness shall not be an Event of Default under this ss.8(f) if either (i) no enforcement action has been taken by any holder of such Subordinated Indebtedness or
                  (ii) enforcement action has been taken by a holder of such Subordinated Indebtedness and (1) the Borrower has taken prompt action to dismiss such action (2) no attachment, levy or other similar process has been commenced against the Borrower and (3) such action has been dismissed or stayed within ninety (90) days from the commencement of such action.

         ss.15. ASSIGNMENTS. Section 10.6 of the Credit Agreement is hereby amended by inserting the following new clause (i) immediately following clause
(h) therein:

                  "(i) Notwithstanding the foregoing, no Bank shall assign all or any part of its rights and obligations under this Agreement unless concurrently with such assignment, such transferor Bank assigns to the same Purchasing Bank the same percentage of its rights and obligations under the OutSource Funding Credit Agreement."

         ss.16. AMENDMENT TO THE SUBSIDIARY GUARANTEES. Each of the Subsidiary Guarantees are hereby amended by deleting in each case the "net worth" limitation set forth in ss.2(b) thereof.

         ss.17. CONFIRMATION OF OBLIGATIONS. The Borrower hereby confirms that the obligations of the Borrower arising under each of the Loan Documents to which it is a party, including Indebtedness consisting of Revolving Credit Loans, Swingline Loans and L/C Obligations, are included in the Obligations, are not subject to any claims or defenses whatsoever, and constitute valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Each

Guarantor hereby confirms that the obligations of such Guarantor arising under each of the Loan Documents to which it is a party are included in the Obligations, are not subject to any claims or defenses whatsoever, and constitute valid and binding obligations of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         ss.18. RELEASE. The Borrower and each Guarantor, on the Borrower's and each Guarantors own behalf and on behalf of the Borrower's and each Guarantors successors and assigns, hereby waive, release and discharge the Agent and each Bank and all of the affiliates of the Agent and each Bank, and all of the directors, officers, employees, attorneys and agents of the Agent, each Bank and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to the Loan Documents and any documents, agreements, dealings or other matters connected with the Credit Agreement, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this
SECTION 18 shall be effective regardless of whether the conditions to this Third Amendment are satisfied and regardless of any other event that may occur or not occur after the date hereof.

         ss.19. COVENANTS. The Borrower and each Guarantor hereby agrees that:

         (a) the Borrower and each Guarantor shall permit the Banks, the Agent and their advisors to have full and complete access to all information that Raymond James develops or obtains with respect to the valuation and disposition of Synadyne and the Borrower and each Guarantor shall authorize Raymond James to deliver such information to the Banks, the Agent and their advisors, and discuss the same with them;

         (b) the Borrower and each Guarantor shall forthwith cause each Subsidiary of the Borrower (other than OutSource Funding Corporation) that has not previously done so, to execute and deliver to the Agent a Subsidiary Guarantee and a Subsidiary Security Agreement, each in form and substance satisfactory to the Agent;

         (c) the Borrower and each Guarantor shall, to the extent it has not previously done so, forthwith deliver to the Agent certificates representing one hundred percent (100%) or, in the case of non-wholly owned Subsidiaries, such lower percentage as is owned by the Borrower and its Subsidiaries of the capital stock or other equity interests of each of the Borrower's Subsidiaries, together with stock transfer powers or other appropriate transfer powers for each of such certificates, duly executed in blank, all to be held upon the terms of the Security Documents;

         (d) the Borrower and each Guarantor shall permit the Banks, the Agent and their advisors to engage the services of consultants in connection with the valuation of Synadyne and a review of the Borrower's business, and shall permit the Agent and/or its counsel to continue to retain Nightingale & Associates, LLC ("Nightingale") to, among other things, make visits to, and discuss financial and operational matters with, the Borrower and its Subsidiaries and to advise the Agent and the Banks as to the business, operations and financial condition of the Borrower and its Subsidiaries. Such consultant shall not be limited in the frequency of visits to the facilities of the Borrower and its Subsidiaries. The Borrower shall, and shall cause each of its Subsidiaries to, cooperate with such consultants and provide such consultants with all information reasonably requested by such consultant in connection with its engagement by the Agent and/or its counsel. On or before October 12, 1999, the Borrower shall reach an agreement with Nightingale satisfactory to the Agent in its sole discretion as to the acceptable format of the weekly cash flow forecast and other financial information required to be delivered pursuant to ss.19(f) hereof;

         (e) in the event that the Borrower is successful in its efforts to locate a buyer for Synadyne, the Borrower shall deliver to the Banks, on or before the Borrower's entering into any agreement to effect such sale, (i) revised cash flow projections, in a form similar to those delivered pursuant to ss.19(f) hereof, prepared by CrossRoads Capital Partners, LLC, for the period prior to and following completion of such sale to the Termination Date and (ii) a copy of the proposed purchase and sale agreement; and

         (f) the Borrower shall deliver to the Agent, within 3 days after the end of each calendar week, a report in the form agreed upon by Nightingale and the Agent pursuant to ss.19(d) hereof, and prepared in a manner consistent with each prior acceptable report, setting forth the Borrower's actual cash flow as at the end of such week versus the cash flow forecast as at the end of such week as reported in the Cash Budget; and

         (g) the Borrower and each Guarantor shall, to the extent that it has not previously done so, forthwith deliver to the Agent all promissory notes, intercompany notes and other instruments evidencing any intercompany or other debt obligations in favor of the Borrower or such Subsidiary, together with appropriate transfer powers for each, all to be held upon the terms of the Security Documents.

         ss.20. REPRESENTATIONS AND WARRANTIES. The Borrower and each of the Guarantors represent and warrant to the Banks and the Agents as follows:

         (a) REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement, as amended hereby, (a) were true and correct in all material respects when made, and (b) except (i) as a result of changes in the ordinary course of business permitted under the Credit Agreement and (ii) to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

         (b) AUTHORITY, ETC. The execution and delivery by the Borrower and each of the Guarantors of this Third Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Third Amendment and the Credit Agreement as amended hereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate or proceedings or actions, as the case may be, by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of the Guarantors.

         (c) ENFORCEABILITY OF OBLIGATIONS. This Third Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). After giving effect to this Third Amendment, no Default or Event of Default exists under the Credit Agreement.

         ss.21. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall be effective as of the date hereof (the "Effective Date") upon the satisfaction of the following conditions precedent, on or before October 5, 1999:

         (a) receipt by the Agent of an original counterpart signature to this Third Amendment, duly executed and delivered by the Borrower, each of the Guarantors, the Banks and the Agent;

         (b) the Banks being satisfied in their sole discretion that the financial information delivered most recently prior to October 1, 1999 with respect to the Borrower and its Subsidiaries fairly presents the business, financial condition and prospects of such persons for the periods covered thereby and there has been no material adverse change in the business, assets, financial condition or prospects of the Borrower and its Subsidiaries since such date;

         (c) the negotiation, execution and delivery of amendments to the Receivables Securitization Transaction documents, each in form and substance satisfactory to the Banks, the Agent and their respective counsel in their sole discretion;

         (d) the negotiation, execution and delivery of the OutSource Funding Credit Agreement in form and substance satisfactory to the Banks and the Agent in their sole discretion;

         (e) the Agent being satisfied in its sole discretion that the Borrower and its Subsidiaries have received all necessary shareholder, regulatory and other third party approvals, including, without limitation, evidence of compliance with all state and federal laws applicable to any party to the transaction;

         (f) receipt by the Agent of evidence in form and substance satisfactory to the Agent in its sole discretion of appropriate corporate approval of all proposed transactions as well as opinions of counsel satisfactory to it in its sole discretion as to, among other things, the due consummation of the transactions, legality, validity and binding effect of all loan, security and related documents, the absence of any violation of any law or regulation applicable to the Borrower or any Subsidiary party to a Loan Document;

         (g) receipt by the Agent of evidence in form and substance satisfactory to the Agent in its sole discretion as to the absence of conflict between the Loan Documents and all other obligations and agreements of the Borrower or a Subsidiary party to a Loan Document;

         (h) receipt by the Agent of evidence satisfactory to it as to the absence of any action, suit, proceeds or investigations of any kind pending or threatened the result of which might impair or prevent the consummation of the transactions described in this Third Amendment, or which question the validity of the Credit Agreement or any of the Loan Documents;

         (i) receipt by the Agent of evidence satisfactory to it as to the perfection and priority of all security interests in existing and after-acquired personal property assets of the Borrower and each of its Subsidiaries (other than Outsource Funding Corporation);

         (j) payment by the Borrower of the legal, appraisal, consultant and out-of-pocket fees and expenses of the Agent incurred in connection with the restructuring of the existing financing, in each case, to the extent that invoices for the same have been presented to the Borrower; and

         (k) payment by the Borrower of all fees and expenses of Nightingale & Associates, LLC in connection with consulting services of Nightingale & Associates, LLC, to the extent that invoices for the same have been presented to the Borrower (in addition to any amount previously paid as a retainer).

         ss.22. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Third Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Third Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF CONNECTICUT (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Third Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Third Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Third Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         (e) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Third Amendment (including without limitation, recording and filing fees, notarization fees, stamp taxes, any other tax imposed by reason of the execution and delivery of the Loan Documents, the reasonable fees and expenses of counsel to the Agent and the reasonable fees and expenses of the Agent's commercial finance examiners and commercial auditors).

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Third Amendment as of the date first set forth above.


                                    OUTSOURCE INTERNATIONAL, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul M. Burrell
                                        Title: President and CEO



                                    CAPITAL STAFFING FUND, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul Mr. Burrell
                                        Title: President



                                    OUTSOURCE FRANCHISING, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul Mr. Burrell
                                        Title: President



                                    SYNADYNE I, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul M. Burrell
                                        Title: Vice President



                                    SYNADYNE II, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul M. Burrell
                                        Title: Vice President



                                    SYNADYNE III, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul M. Burrell
                                        Title: Vice President

                                    SYNADYNE IV, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul M. Burrell
                                        Title: Vice President



                                    SYNADYNE V, INC.

                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul M. Burrell
                                        Title: Vice President



                                     EMPLOYEES INSURANCE SERVICES, INC.


                                     By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul Mr. Burrell
                                        Title: President



                                     OUTSOURCE INTERNATIONAL OF AMERICA, INC.


                                     By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul Mr. Burrell
                                        Title: President



                                     MASS STAFF, INC.


                                     By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul Mr. Burrell
                                        Title: President



                                     STAFF ALL, INC.


                                     By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul Mr. Burrell
                                        Title: President

                                    OUTSOURCE OF NEVADA, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul Mr. Burrell
                                        Title: President



                                    EMPLOYMENT CONSULTANTS, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul Mr. Burrell
                                        Title: President



                                    X-TRA HELP, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul Mr. Burrell
                                        Title: President



                                    CO-STAFF, INC.


                                    By: /s/ Paul M. Burrell
                                        -----------------------------
                                        Name: Paul Mr. Burrell
                                        Title: President



                                    GUARDIAN EMPLOYER EAST, LLC


                                    By: /s/ Scott R. Francis
                                        -----------------------------
                                        Name: Scott R. Francis
                                        Title: Manager



                                    GUARDIAN EMPLOYER WEST, LLC


                                    By: /s/ Scott R. Francis
                                        -----------------------------
                                        Name: Scott R. Francis
                                        Title: Manager

                                    BANKBOSTON, N.A., individually and as Agent


                                    By: /s/ C. Christopher Smith
                                        -----------------------------
                                        Name: C. Christopher Smith
                                        Title: Vice President



                                    COMERICA BANK


                                    By: /s/ Martin G. Ellis
                                        -----------------------------
                                        Name: Martin G. Ellis
                                        Title: Vice President



                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By: /s/ John J. McGuire
                                        -----------------------------
                                        Name: John J. McGuire
                                        Title: First Vice President



                                    SUNTRUST BANK, SOUTH FLORIDA,
                                       NATIONAL ASSOCIATION


                                    By: /s/ T. Michael Logan
                                        -----------------------------
                                        Name: T. Michael Logan
                                        Title: Managing Director



                                     FLEET NATIONAL BANK


                                     By: /s/ Daniel D. Butler
                                        -----------------------------
                                        Name: Daniel D. Butler
                                        Title: Vice President